UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

In connection with the announcement of a proposed  public offering of its common stock, Pandora Media Inc. (the “Company”) is providing updated disclosure regarding its business and certain risk factors related to its business on this Current Report on Form 8-K.  A copy of this updated disclosure is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company’s expectations, beliefs, intentions, strategies, future operations, future financial position, future revenue, projected expenses, plans and objectives of management and competitive and technological trends. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results to materially differ from those expressed or implied by these forward-looking statements. All forward-looking statements in this Current Report are based on information currently available to the Company, and the Company assumes no obligation to update these forward-looking statements in light of new information or future events.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Updated Company Disclosure

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: September 16, 2013	By:	/s/ Delida Costin
Delida Costin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Company Disclosure